Exhibit 99.1

	As Reported						As Recast
	Bruker Scientific Instruments ("BSI") BioSpin	BSI Chemicals, Applied Markets, Life Sciences, In Vitro Diagnostics, Detection ("BSI CALID")	BSI NANO	Bruker Energy & Supercon Technologies ("BEST")	Corporate	Total	BSI Biosystems ("BIOS")	BSI Microbiology and Infection Diagnostics ("BMID")	BSI NANO	BEST	Corporate	Total
Three months ended March 31, 2026
Revenue from external customers	$197.5	$316.3	$246.0	$63.6	—	$823.4	$381.5	$132.3	$246.0	$63.6	—	$823.4
Intersegment revenue	—	—	—	3.2	—	3.2	—	—	—	$3.2	—	3.2
Total segment revenue	$197.5	$316.3	$246.0	$66.8	—	$826.6	$381.5	$132.3	$246.0	$66.8	—	$826.6
Gross profit	$88.9	$167.7	$109.1	$14.1	—	$379.8	$178.7	$77.9	$109.1	$14.1	—	$379.8
Gross profit margin	45.0%	53.0%	44.3%	21.1%	—	46.1%	46.8%	58.9%	44.3%	21.1%	—	46.1%
Operating income	$16.0	$40.7	$(21.8)	$7.5	$(32.2)	$10.2	$27.4	$29.3	$(21.8)	$7.5	$(32.2)	$10.2
Operating margin	8.1%	12.9%	(8.9)%	11.2%	—	1.2%	7.2%	22.1%	(8.9)%	11.2%	—	1.2%

	As Reported						As Recast
	BSI BioSpin	BSI CALID	BSI NANO	BEST	Corporate	Total	BSI BIOS	BSI BMID	BSI NANO	BEST	Corporate	Total
Three months ended June 30, 2026
Revenue from external customers	$195.7	$310.3	$261.3	$71.2	—	$838.5	$376.1	$129.9	$261.3	$71.2	—	$838.5
Intersegment revenue	—	—	—	3.0	—	3.0	—	—	—	3.0	—	3.0
Total segment revenue	$195.7	$310.3	$261.3	$74.2	—	$841.5	$376.1	$129.9	$261.3	$74.2	—	$841.5
Gross profit	$98.8	$172.6	$131.4	$13.2	—	$416.0	$194.8	$76.6	$131.4	$13.2	—	$416.0
Gross profit margin	50.5%	55.6%	50.3%	17.8%	—	49.6%	51.8%	59.0%	50.3%	17.8%	—	49.6%
Operating income	$(64.6)	$48.3	$(20.9)	$7.5	$(35.6)	$(65.3)	$(45.8)	$29.5	$(20.9)	$7.5	$(35.6)	$(65.3)
Operating margin	(33.0)%	15.6%	(8.0)%	10.1%	—	(7.8)%	(12.2)%	22.7%	(8.0)%	10.1%	—	(7.8)%

Six months ended June 30, 2026
Revenue from external customers	$393.2	$626.6	$507.3	$134.8	—	$1,661.9	$757.6	$262.2	$507.3	$134.8	—	$1,661.9
Intersegment revenue	—	—	—	6.2	—	6.2	—	—	—	6.2	—	6.2
Total segment revenue	$393.2	$626.6	$507.3	$141.0	—	$1,668.1	$757.6	$262.2	$507.3	$141.0	—	$1,668.1
Gross profit	$187.6	$340.3	$240.5	$27.4	—	$795.8	$373.4	$154.5	$240.5	$27.4	—	$795.8
Gross profit margin	47.7%	54.3%	47.4%	19.4%	—	47.9%	49.3%	58.9%	47.4%	19.4%	—	47.9%
Operating income	$(48.6)	$89.0	$(42.7)	$15.0	$(67.8)	$(55.1)	$(18.4)	$58.8	$(42.7)	$15.0	$(67.8)	$(55.1)
Operating margin	(12.4)%	14.2%	(8.4)%	10.6%	—	(3.3)%	(2.4)%	22.4%	(8.4)%	10.6%	—	(3.3)%

	As Reported						As Recast
	BSI BioSpin	BSI CALID	BSI NANO	BEST	Corporate	Total	BSI BIOS	BSI BMID	BSI NANO	BEST	Corporate	Total
Three months ended March 31, 2025
Revenue from external customers	$207.8	$280.1	$256.6	$56.9	—	$801.4	$368.9	$119.0	$256.6	$56.9	—	$801.4
Intersegment revenue	—	—	—	2.4	—	2.4	—	—	—	2.4	—	2.4
Total segment revenue	$207.8	$280.1	$256.6	$59.3	—	$803.8	$368.9	$119.0	$256.6	$59.3	—	$803.8
Gross profit	$93.7	$153.3	$131.4	$12.8	—	$391.2	$178.9	$68.1	$131.4	$12.8	—	$391.2
Gross profit margin	45.1%	54.7%	51.2%	21.6%	—	48.8%	48.5%	57.2%	51.2%	21.6%	—	48.8%
Operating income	$23.7	$40.2	$(7.0)	$6.9	$(32.0)	$31.8	$40.5	$23.4	$(7.0)	$6.9	$(32.0)	$31.8
Operating margin	11.4%	14.4%	(2.7)%	11.6%	—	4.0%	11.0%	19.7%	(2.7)%	11.6%	—	4.0%

Three months ended June 30, 2025
Revenue from external customers	$195.3	$285.8	$252.1	$64.2	—	$797.4	$357.0	$124.1	$252.1	$64.2	—	$797.4
Intersegment revenue	—	—	—	2.1	—	2.1	—	—	—	2.1	—	2.1
Total segment revenue	$195.3	$285.8	$252.1	$66.3	—	$799.5	$357.0	$124.1	$252.1	$66.3	—	$799.5
Gross profit	$83.4	$145.3	$115.9	$13.3	—	$357.9	$157.6	$71.1	$115.9	$13.3	—	$357.9
Gross profit margin	42.7%	50.8%	46.0%	20.1%	—	44.9%	44.1%	57.3%	46.0%	20.1%	—	44.9%
Operating income	$18.1	$26.2	$(13.4)	$7.2	$(26.2)	$11.9	$18.3	$26.0	$(13.4)	$7.2	$(26.2)	$11.9
Operating margin	9.3%	9.2%	(5.3)%	10.9%	—	1.5%	5.1%	21.0%	(5.3)%	10.9%	—	1.5%

Six months ended June 30, 2025
Revenue from external customers	$403.1	$565.9	$508.7	$121.1	—	$1,598.8	$725.9	$243.1	$508.7	$121.1	—	$1,598.8
Intersegment revenue	—	—	—	4.5	—	4.5	—	—	—	4.5	—	4.5
Total segment revenue	$403.1	$565.9	$508.7	$125.6	—	$1,603.3	$725.9	$243.1	$508.7	$125.6	—	$1,603.3
Gross profit	$177.1	$298.7	$247.3	$26.0	—	$749.1	$336.6	$139.2	$247.3	$26.0	—	$749.1
Gross profit margin	43.9%	52.8%	48.6%	20.7%	—	46.9%	46.4%	57.3%	48.6%	20.7%	—	46.9%
Operating income	$41.7	$66.4	$(20.4)	$14.1	$(58.1)	$43.7	$58.7	$49.4	$(20.4)	$14.1	$(58.1)	$43.7
Operating margin	10.3%	11.7%	(4.0)%	11.2%	—	2.7%	8.1%	20.3%	(4.0)%	11.2%	—	2.7%

	As Reported						As Recast
	BSI BioSpin	BSI CALID	BSI NANO	BEST	Corporate	Total	BSI BIOS	BSI BMID	BSI NANO	BEST	Corporate	Total
Three months ended September 30, 2025
Revenue from external customers	$208.7	$312.7	$266.5	$72.6	—	$860.5	$391.2	$130.2	$266.5	$72.6	—	$860.5
Intersegment revenue	—	—	—	1.2	—	1.2	—	—	—	1.2	—	1.2
Total segment revenue	$208.7	$312.7	$266.5	$73.8	—	$861.7	$391.2	$130.2	$266.5	$73.8	—	$861.7
Gross profit	$90.4	$159.0	$118.4	$11.6	—	$379.4	$172.9	$76.5	$118.4	$11.6	—	$379.4
Gross profit margin	43.3%	50.8%	44.4%	15.7%	—	44.1%	44.2%	58.8%	44.4%	15.7%	—	44.1%
Operating income	$8.5	$47.4	$(72.2)	$4.6	$(40.1)	$(51.8)	$24.6	$31.3	$(72.2)	$4.6	$(40.1)	$(51.8)
Operating margin	4.1%	15.2%	(27.1)%	6.2%	—	(6.0)%	6.3%	24.0%	(27.1)%	6.2%	—	(6.0)%

Nine months ended September 30, 2025
Revenue from external customers	$611.8	$878.6	$775.2	$193.7	—	$2,459.3	$1,117.1	$373.3	$775.2	$193.7	—	$2,459.3
Intersegment revenue	—	—	—	5.7	—	5.7	—	—	—	5.7	—	5.7
Total segment revenue	$611.8	$878.6	$775.2	$199.4	—	$2,465.0	$1,117.1	$373.3	$775.2	$199.4	—	$2,465.0
Gross profit	$267.5	$457.6	$365.8	$37.6	—	$1,128.5	$509.4	$215.7	$365.8	$37.6	—	$1,128.5
Gross profit margin	43.7%	52.1%	47.2%	18.9%	—	45.9%	45.6%	57.8%	47.2%	18.9%	—	45.9%
Operating income	$50.2	$113.8	$(92.6)	$18.7	$(98.2)	$(8.1)	$83.3	$80.7	$(92.6)	$18.7	$(98.2)	$(8.1)
Operating margin	8.2%	13.0%	(11.9)%	9.4%	—	(0.3)%	7.5%	21.6%	(11.9)%	9.4%	—	(0.3)%

	As Reported						As Recast
	BSI BioSpin	BSI CALID	BSI NANO	BEST	Corporate	Total	BSI BIOS	BSI BMID	BSI NANO	BEST	Corporate	Total
Fiscal year ended December 31, 2025
Revenue from external customers	$878.8	$1,210.2	$1,084.3	$263.2	—	$3,436.5	$1,580.1	$508.9	$1,084.3	$263.2	—	$3,436.5
Intersegment revenue	—	—	—	7.7	—	7.7	—	—	—	7.7	—	7.7
Total segment revenue	$878.8	$1,210.2	$1,084.3	$270.9	—	$3,444.2	$1,580.1	$508.9	$1,084.3	$270.9	—	$3,444.2
Gross profit	$389.1	$625.6	$516.3	$46.7	—	$1,577.7	$729.1	$285.6	$516.3	$46.7	—	$1,577.7
Gross profit margin	44.3%	51.7%	47.6%	17.2%	—	45.9%	46.1%	56.1%	47.6%	17.2%	—	45.9%
Operating income	$104.3	$153.3	$(71.8)	$19.4	$(137.0)	$68.2	$168.8	$88.8	$(71.8)	$19.4	$(137.0)	$68.2
Operating margin	11.9%	12.7%	(6.6%)	7.2%	—	2.0%	10.7%	17.4%	(6.6%)	7.2%	—	2.0%

Fiscal year ended December 31, 2024
Revenue from external customers	$905.7	$1,093.5	$1,098.3	$268.9	—	$3,366.4	$1,577.5	$421.7	$1,098.3	$268.9	—	$3,366.4
Intersegment revenue	—	—	—	14.1	—	14.1	—	—	—	14.1	—	14.1
Total segment revenue	$905.7	$1,093.5	$1,098.3	$283.0	—	$3,380.5	$1,577.5	$421.7	$1,098.3	$283.0	—	$3,380.5
Gross profit	$453.9	$593.9	$540.4	$61.3	—	$1,649.5	$803.2	$244.6	$540.4	$61.3	—	$1,649.5
Gross profit margin	50.1%	54.3%	49.2%	21.7%	—	49.0%	50.9%	58.0%	49.2%	21.7%	—	49.0%
Operating income	$157.8	$180.0	$2.3	$34.9	$(121.9)	$253.1	$235.9	$101.9	$2.3	$34.9	$(121.9)	$253.1
Operating margin	17.4%	16.5%	0.2%	12.3%	—	7.5%	15.0%	24.2%	0.2%	12.3%	—	7.5%